                         ANNUAL REPORT / OCTOBER 31 1999

                       AIM GLOBAL FINANCIAL SERVICES FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                  [ COVER IMAGE ]

                      -------------------------------------

                THE BANKER AND HIS WIFE BY QUENTIN METSYS (1514)

   THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRESENTED THEIR FORTUNES

       FOR SAFEKEEPING TO THOSE THEY COULD TRUST, USUALLY GOLDSMITHS. THE

  GOLDSMITHS WOULD ISSUE A NOTE THAT OFFERED TO PAY THE BEARER THE VALUE OF THE

        COINS DEPOSITED. THESE NOTES WERE OFTEN EXCHANGED AND CIRCULATED,

 RATHER THAN CASHED IN, AND THE GOLDSMITHS PROFITED BY CHARGING INTEREST ON THE

        LOANS THEY GRANTED USING THE GOLD AND SILVER IN THEIR POSSESSION.

                      -------------------------------------

AIM Global Financial Services Fund is for shareholders seeking long-term growth of capital by investing primarily in the equity securities of financial-services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Financial Services Fund performance figures are historical, and they reflect changes in net asset value and the reinvestment of all distributions.
o Had fees and expenses not been waived during the reporting period, the fund's returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to differences in sales-charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 9/30/99 (the most recent calendar quarter end) are as follows:
    Class A shares, one year, 24.36%; five years, 13.70%; inception (5/31/94), 13.14%. Class B shares, one year, 24.88%; five years, 14.01%; inception (5/31/94), 13.51%. Class C shares, inception (3/1/99), 1.96%. Advisor Class shares, one year, 31.22%; inception (6/1/95), 18.90%.
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning 3/1/99, Advisor Class shares were closed to new investors.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.0492 per share for Class A shares, $0.0317 per share for Class B shares and $0.1544 per share for Advisor Class shares. The fund paid no distributions for Class C shares since sales commenced.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on more than 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                       AIM GLOBAL FINANCIAL SERVICES FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      -------------------------------------


                       AIM GLOBAL FINANCIAL SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



INFLATION CONCERNS TEST FINANCIAL STOCKS

MARKETS HAVE CHANGED SIGNIFICANTLY SINCE LAST YEAR. HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM?
Even with the challenges presented by investors' inflation fears, the fund finished the reporting period with excellent returns.
    For the fiscal year ended October 31, 1999, Class A and Class B shares of the fund had total returns of 36.62% and 35.91%, respectively, excluding sales charges. Advisor Class shares finished the reporting period with a total return of 37.37%. These returns finished well ahead of both the MSCI AC World Index and the MSCI World Index, which had total returns of 26.41% and 24.91%, respectively, for the fiscal year.
    Class C shares of the fund, which commenced sales on March 1, 1999, had a cumulative total return of 15.78% through October 31, excluding sales charges.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
With the worst of the global financial crisis past, the question throughout much of 1999 was whether or not the Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Inflation fears curbed high-flying financial stocks in the spring and brought on a resurgence of more cyclical stocks, like energy and commodities. The Fed boosted the federal funds rate from 4.75% to 5% at the end of June in a pre-emptive strike against inflation.
    By mid-summer, solid corporate earnings, continued tame inflation and renewed vitality among technology stocks pushed key stock indexes to new highs. But investors' fears dampened financial stocks as key economic indicators, such as employment data and consumer prices, showed that the economy blazed relentlessly ahead. The Fed responded by raising interest rates again in August.
    Recent indicators have pointed to a slight slowdown in the U.S. economy. Some analysts feel that the Fed has merely taken back the rate cuts it was forced to make when last year's global financial crisis seeped into U.S. markets. The interest-rate environment did not significantly affect the way we managed the fund because we focus on finding strong earnings growth.

HOW HAVE FOREIGN MARKETS PERFORMED?
Global economic news is good on the whole, thanks largely to recoveries in Europe, Asia and Japan. Markets that were devastated a year ago have come along well during 1999; countries that have focused on restructuring their banking systems and stabilizing their currencies have enjoyed the best relative performance.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
The majority of the fund's 54 holdings were U.S. companies, primarily brokers, money-center banks and specialty consumer-finance companies. Since our last report to shareholders, we have reduced our European weighting due to the rich valuations. We have recently found improving quality earnings and valuations in Asia--many of these companies are just beginning to recover from last year's financial crisis.
    Effective June 21, 1999, the fund gained a new portfolio-management team. The fund's objective and investment strategy did not change. However, the team brought to the fund a broader view of the financial sector and the markets in general, which we believe will benefit the fund's performance.

HOW HAVE FINANCIAL STOCKS FARED?
The nation's biggest financial-services companies, banks and brokerages-- including fund holdings Citigroup, Chase Manhattan, American Express and Morgan Stanley Dean Witter--continued to meet or exceed earnings forecasts during 1999. Even so, interest-rate concerns plagued financial stocks, causing those stocks to experience substantial volatility during the year. We took advantage of the volatility to increase our holdings in companies that we think will most benefit the fund.

WHAT ARE THE MAIN TRENDS IN THE FINANCIAL SECTOR?
The major trend among financial companies continues to be consolidation, particularly in Europe. Europe already accounts for five of the world's 10 largest banks (by assets). The deregulation of financial services in the European Union (EU) and the euro's launch have unleashed a swell of merger activity in every EU country. Japan has also gotten in on the trend, with three of its largest banks merging

                      -------------------------------------

                        THE INTEREST-RATE ENVIRONMENT DID

                       NOT SIGNIFICANTLY AFFECT THE WAY WE

                        MANAGED THE FUND BECAUSE WE FOCUS

                       ON FINDING STRONG EARNINGS GROWTH.

                      -------------------------------------

FUND OUTPERFORMS INDEXES
One-year total returns as of 10/31/99, excluding sales charges

================================================================================
FUND CLASS A SHARES               36.62%

FUND CLASS B SHARES               35.91%

MSCI AC WORLD INDEX               26.41%

MSCI WORLD INDEX                  24.91%
================================================================================

          See important fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



this year to create the world's largest bank in terms of assets ($1.3 trillion).
    In the United States, Congress voted on November 4 to reform the Glass-Steagall Act, created after the Great Depression to separate commercial and investment banking. Some analysts believe this reform could set off a flurry of merger-and-acquisition (M&A) activity among U.S. banks, insurance companies, investment managers and brokers. We do not know to what extent such M&A activity could occur. In keeping with our investment discipline, we will continue to focus on companies that fit our earnings-momentum style, regardless of whether they are potential takeover targets.

HOW HAS TECHNOLOGY AFFECTED THE FINANCIAL SECTOR?
The increasing presence of technology is allowing many financial companies to move operations online. We have been taking advantage of this trend by investing in companies like Digital Insight, which helps banks offer checking accounts online, and First Data, which is developing electronic bill presentment (EBP) programs. To take advantage of the e-commerce craze, many traditional banks, like fund holdings Wells Fargo and Citibank (a unit of Citigroup), are moving much of their business to the Internet.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
The fourth quarter has historically been the best for markets over the last decade, up an average 6%. The Fed raised interest rates at its November policy meeting and adopted a neutral stance, sending a sigh of relief through financial markets.
    Many analysts still expect double-digit earnings growth in financial stocks for the year. Some banks are particularly well poised because so many of them have diversified into fee-based money management and services, areas that are far less interest-rate sensitive than traditional lending.
    As for the fund, even with the lines of competition blurring as more consolidation takes place in the financial sector, we still find longer-term fundamentals attractive. We believe we are well positioned to benefit from the globalization of financial services, the strong demographic trends in the United States and other large markets, and the increasing use of technology to deliver better financial products and services.

                      -------------------------------------

                     MANY ANALYSTS STILL EXPECT DOUBLE-DIGIT

                          EARNINGS GROWTH IN FINANCIAL

                              STOCKS FOR THE YEAR.

                      -------------------------------------

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

==============================================================================================
TOP 10 HOLDINGS                                                TOP 5 COUNTRIES
----------------------------------------------------------------------------------------------
  1. Citigroup, Inc.                                   5.10%     1. United States       79.31%
  2. Providian Financial Corp.                         4.19      2. France               3.21
  3. American International Group, Inc.                4.08      3. Japan                2.72
  4. Morgan Stanley, Dean Witter, Discover & Co.       3.77      4. Hong Kong            1.88
  5. Chase Manhattan Corp. (The)                       3.73      5. Ireland              1.52
  6. AXA (France)                                      3.21
  7. American Express Co.                              3.20
  8. Marsh & McLennan Co.                              2.91
  9. Capital One Financial Corp.                       2.81
 10. Investors Financial Services Corp.                2.71

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==============================================================================================



          See important fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL FINANCIAL SERVICES FUND VS. BENCHMARK INDEXES

5/31/94-10/31/99

in thousands
================================================================================
              AIM GLOBAL     AIM GLOBAL
              FINANCIAL      FINANCIAL
            SERVICES FUND, SERVICES FUND,
               CLASS B        CLASS A     MSCI AC      MSCI WORLD
   DATE        SHARES         SHARES    WORLD INDEX       INDEX
--------------------------------------------------------------------------------
    5/94       10,000          9,525       10,000        10,000
   10/94       10,149          9,683       10,575        10,471
   10/95       10,350          9,933       11,328        11,464
   10/96       12,401         11,941       13,095        13,332
   10/97       16,013         15,513       15,157        15,568
   10/98       16,346         15,905       17,091        17,943
   10/99       22,216         21,729       21,604        22,414

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A and Class B shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these benchmarks over the period 5/31/94- 10/31/99. It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. Your fund's total return is shown with the applicable sales charge, and it includes fund expenses and management fees. 1A market index such as the MSCI AC World Index or the MSCI World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, AIM Global Financial Services Fund has elected to use the MSCI AC World Index as its primary benchmark. This index more closely reflects the performance of the securities in which the fund invests. The fund will no longer measure its performance against the MSCI World Index, the index published in previous reports to shareholders.
    Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception (5/31/94)              15.40%

5  years                         16.40

1  year                          30.13*

*36.62%, excluding sales charges

CLASS B SHARES
--------------------------------------------------------------------------------
Inception (5/31/94)              15.77%

5  years                         16.75

1  year                          30.91*

*35.91%, excluding sales charges

CLASS C SHARES
--------------------------------------------------------------------------------
Inception (3/1/99)               14.78%*

*15.78%, excluding sales charges. The return is the cumulative total return that has not been annualized.

ADVISOR CLASS SHARES*
--------------------------------------------------------------------------------
Inception (6/1/95)               21.72%

1  year                          37.37

*Sales charges do not apply.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class C and Advisor Class shares will differ from Class A and Class B shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                       AIM GLOBAL FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-79.31%

BANKS (MAJOR REGIONAL)-6.33%

Bank of New York Co., Inc. (The)          30,000   $ 1,256,250
--------------------------------------------------------------
Fleet Boston Corp.                        31,978     1,395,040
--------------------------------------------------------------
Mellon Financial Corp.                    29,600     1,093,350
--------------------------------------------------------------
Wells Fargo Co.                           30,000     1,436,250
--------------------------------------------------------------
                                                     5,180,890
--------------------------------------------------------------

BANKS (MONEY CENTER)-4.82%

Bank of America Corp.                     13,843       891,143
--------------------------------------------------------------
Chase Manhattan Corp. (The)               35,000     3,058,125
--------------------------------------------------------------
                                                     3,949,268
--------------------------------------------------------------

BANKS (REGIONAL)-6.70%

City National Corp.                       43,350     1,679,812
--------------------------------------------------------------
First Tennessee National Corp.            19,100       649,400
--------------------------------------------------------------
North Fork Bancorporation, Inc.           30,000       620,625
--------------------------------------------------------------
UnionBanCal Corp.                         28,200     1,224,937
--------------------------------------------------------------
UST Corp.                                 19,300       598,300
--------------------------------------------------------------
Zions Bancorp                             12,100       713,144
--------------------------------------------------------------
                                                     5,486,218
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-2.85%

Digital Insight Corp.(a)                  20,200       800,425
--------------------------------------------------------------
HomeStore.com, Inc.(a)                     7,900       370,806
--------------------------------------------------------------
Intuit, Inc.(a)                           40,000     1,165,000
--------------------------------------------------------------
                                                     2,336,231
--------------------------------------------------------------

CONSUMER FINANCE-11.65%

Capital One Financial Corp.               43,500     2,305,500
--------------------------------------------------------------
Doral Financial Corp.                     40,000       512,500
--------------------------------------------------------------
Investors Financial Services Corp.        60,100     2,223,700
--------------------------------------------------------------
MBNA Corp.                                38,500     1,063,562
--------------------------------------------------------------
Providian Financial Corp.                 31,500     3,433,500
--------------------------------------------------------------
                                                     9,538,762
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.82%

General Electric Co.                      11,000     1,491,187
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-15.58%

American Express Co.                      17,000     2,618,000
--------------------------------------------------------------
Associates First Capital Corp.-Class
  A                                       45,000     1,642,500
--------------------------------------------------------------
Citigroup, Inc.                           77,137     4,175,040
--------------------------------------------------------------
Fannie Mae                                31,000     2,193,250
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Freddie Mac                               39,500   $ 2,135,469
--------------------------------------------------------------
                                                    12,764,259
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-3.62%

AFLAC, Inc.                               25,000     1,278,125
--------------------------------------------------------------
AXA Financial, Inc.                       35,000     1,122,187
--------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                            15,000       568,125
--------------------------------------------------------------
                                                     2,968,437
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-4.65%

American International Group, Inc.        32,500     3,345,469
--------------------------------------------------------------
Hartford Financial Services Group,
  Inc. (The)                               9,000       466,313
--------------------------------------------------------------
                                                     3,811,782
--------------------------------------------------------------

INSURANCE BROKERS-2.91%

Marsh & McLennan Co.                      30,100     2,379,781
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-6.39%

Merrill Lynch & Co., Inc.                  8,000       628,000
--------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover
  & Co.                                   28,000     3,088,750
--------------------------------------------------------------
Schwab (Charles) Corp. (The)              39,000     1,518,563
--------------------------------------------------------------
                                                     5,235,313
--------------------------------------------------------------

INVESTMENT MANAGEMENT-3.26%

Alliance Capital Management L.P.          68,800     1,887,700
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)     30,000       781,875
--------------------------------------------------------------
                                                     2,669,575
--------------------------------------------------------------

RAILROADS-1.74%

Kansas City Southern Industries, Inc.     30,000     1,423,125
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.51%

Golden West Financial Corp.               11,100     1,240,425
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.05%

Metris Companies, Inc.                    25,000       860,938
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.43%

Concord EFS, Inc.(a)                      42,000     1,136,625
--------------------------------------------------------------
First Data Corp.                          41,000     1,873,188
--------------------------------------------------------------
Profit Recovery Group International,
  Inc.(a)                                 15,000       617,813
--------------------------------------------------------------
                                                     3,627,626
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $49,466,406)                            64,963,817
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
FOREIGN STOCKS-12.46%

FRANCE-3.21%

AXA (Insurance-Multi-Line)                18,650   $ 2,631,140
--------------------------------------------------------------

HONG KONG-1.88%

Dah Sing Financial Group
  (Banks-Regional)                       386,000     1,540,403
--------------------------------------------------------------

IRELAND-1.52%

Bank of Ireland (Banks-Major
  Regional)                              159,601     1,245,876
--------------------------------------------------------------

JAPAN-2.72%

Nikko Securities Co., Ltd. (The)
  (Investment Banking/Brokerage)          94,000       883,603
--------------------------------------------------------------
Nomura Securities Co., Ltd.
  (Finance-Asset Management)(a)           37,000       610,781
--------------------------------------------------------------
Shohkoh Fund & Co., Ltd.
  (Financial-Diversified)                  1,200       734,353
--------------------------------------------------------------
                                                     2,228,737
--------------------------------------------------------------

NETHERLANDS-1.04%

Aegon N.V. (Insurance-Multi-Line
  Property)                                9,263       851,617
--------------------------------------------------------------

PHILIPPINES-0.80%

Equitable PCI Bank (Banks-Major
  Regional)                              370,000       655,112
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SINGAPORE-1.29%

DBS Group Holdings Ltd. (Banks-Money
  Center)(a)                              93,040   $ 1,051,995
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $7,511,744)                                   10,204,880
--------------------------------------------------------------

MONEY MARKET FUNDS-8.17%

STIC Liquid Assets Portfolio(b)        3,346,551     3,346,551
--------------------------------------------------------------
STIC Prime Portfolio(b)                3,346,551     3,346,551
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $6,693,102)                                    6,693,102
--------------------------------------------------------------
TOTAL INVESTMENTS-99.94%                            81,861,799
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.06%                     51,486
--------------------------------------------------------------
NET ASSETS-100.00%                                 $81,913,285
--------------------------------------------------------------

Notes to Schedule of Investments:

(a)Non-income producing security.

(b)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $63,671,252)         $81,861,799
------------------------------------------------------------
Foreign currencies, at value (cost $1,048)             1,055
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,240,372
------------------------------------------------------------
  Dividends and interest                             161,989
------------------------------------------------------------
Other assets                                          18,589
------------------------------------------------------------
    Total assets                                  83,283,804
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                              942,162
------------------------------------------------------------
  Fund shares reacquired                             252,474
------------------------------------------------------------
Accrued advisory fees                                 66,119
------------------------------------------------------------
Accrued administrative services fees                   4,110
------------------------------------------------------------
Accrued distribution fees                             58,202
------------------------------------------------------------
Accrued transfer agent fees                            8,098
------------------------------------------------------------
Accrued trustees' fees                                 2,000
------------------------------------------------------------
Accrued operating expenses                            37,354
------------------------------------------------------------
    Total liabilities                              1,370,519
------------------------------------------------------------
Net assets applicable to shares outstanding      $81,913,285
============================================================

NET ASSETS:

Class A                                          $30,987,361
============================================================
Class B                                          $49,618,581
============================================================
Class C                                          $   604,996
============================================================
Advisor Class                                    $   702,347
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,334,046
============================================================
Class B                                            2,189,216
============================================================
Class C                                               26,690
============================================================
Advisor Class                                         29,792
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     23.23
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.23 / 95.25%)         $     24.39
============================================================
Class B:
  Net asset value and offering price per share   $     22.67
============================================================
Class C:
  Net asset value and offering price per share   $     22.67
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     23.58
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends income (net of $54,994 foreign
  withholding tax)                               $ 1,308,600
------------------------------------------------------------
Interest                                             327,608
------------------------------------------------------------
Securities lending                                    35,500
------------------------------------------------------------
    Total investment income                        1,671,708
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                     853,755
------------------------------------------------------------
Accounting services fees                              34,005
------------------------------------------------------------
Custodian fees                                        41,915
------------------------------------------------------------
Distribution fees -- Class A                         151,168
------------------------------------------------------------
Distribution fees -- Class B                         495,394
------------------------------------------------------------
Distribution fees -- Class C                           1,687
------------------------------------------------------------
Printing fees                                        137,968
------------------------------------------------------------
Trustees' fees                                        13,287
------------------------------------------------------------
Transfer agent fees -- Class A                        78,627
------------------------------------------------------------
Transfer agent fees -- Class B                       127,932
------------------------------------------------------------
Transfer agent fees -- Class C                           436
------------------------------------------------------------
Transfer agent fees -- Advisor Class                  17,835
------------------------------------------------------------
Other                                                113,101
------------------------------------------------------------
    Total expenses                                 2,067,110
------------------------------------------------------------
Less: Expenses paid indirectly                          (787)
------------------------------------------------------------
    Fees waived by advisor                          (114,306)
------------------------------------------------------------
    Net expenses                                   1,952,017
------------------------------------------------------------
Net investment income (loss)                        (280,309)
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:
Net realized gain (loss) from:
  Investment securities                           19,323,357
------------------------------------------------------------
  Foreign currencies                                (132,395)
------------------------------------------------------------
  Forward contracts                                 (336,844)
------------------------------------------------------------
                                                  18,854,118
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            8,598,450
------------------------------------------------------------
  Foreign currencies                                  (2,573)
------------------------------------------------------------
  Forward contracts                                  287,308
------------------------------------------------------------
                                                   8,883,185
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and forward contracts             27,737,303
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $27,456,994
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999           1998
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (280,309)   $   140,505
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, and forward contracts                   18,854,118       (702,889)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, and forward contracts        8,883,185      1,398,601
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        27,456,994        836,217
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                          (27,914)       (11,044)
-----------------------------------------------------------------------------------------
  Class B                                                               --        (16,883)
-----------------------------------------------------------------------------------------
  Advisor Class                                                    (62,446)        (2,239)
-----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                          (50,561)    (1,099,618)
-----------------------------------------------------------------------------------------
  Class B                                                          (88,384)    (1,681,050)
-----------------------------------------------------------------------------------------
  Advisor Class                                                    (16,133)      (222,890)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (6,952,812)      (847,176)
-----------------------------------------------------------------------------------------
  Class B                                                      (14,361,940)     2,731,796
-----------------------------------------------------------------------------------------
  Class C                                                          578,307             --
-----------------------------------------------------------------------------------------
  Advisor Class                                                (11,056,810)     5,846,237
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (4,581,699)     5,533,350
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           86,494,984     80,961,634
-----------------------------------------------------------------------------------------
  End of period                                               $ 81,913,285    $86,494,984
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 46,550,387    $78,345,098
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       736,025         88,991
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, and forward contracts       16,437,684     (1,245,109)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and forward contracts                           18,189,189      9,306,004
-----------------------------------------------------------------------------------------
                                                              $ 81,913,285    $86,494,984
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Financial Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $1,017,703, undistributed net realized gains decreased by $1,016,247 and paid-in capital decreased by $1,458 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
     In addition, the Portfolio's policy of concentrating its investments in companies in the financial services industry subjects the Portfolio to greater risk than a fund that is more diversified.
H. Indexed Securities--The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $114,306.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount was allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $34,005 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $204,616 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $151,168, $495,394 and $1,687, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $16,231 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $1,268 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $787 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $787 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $1,843,403 were on loan to brokers. The loans were secured by cash collateral of $1,880,271 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $35,500 for securities lending. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $86,951,106 and $123,914,428, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 18,691,989
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (1,021,422)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 17,670,567
=========================================================
Cost of investments for tax purposes is $64,191,232.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                          1999                            1998*
                                                              -----------------------------   -----------------------------
                                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                                              ------------   --------------   ------------   --------------
Sold:
  Class A                                                          833,262   $   17,299,042      3,687,543   $   67,971,118
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                          676,623       13,852,370      2,101,129       37,907,965
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          32,543          712,656             --               --
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                     27,443          605,576        563,080       10,164,684
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                            4,035           73,215         54,738          960,105
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                            4,616           82,070         76,614        1,322,362
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                      4,287           78,579         12,691          225,008
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (1,170,739)     (24,325,069)    (3,795,511)     (69,778,399)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (1,411,988)     (28,296,380)    (2,061,758)     (36,498,531)
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          (5,853)        (134,349)            --               --
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (537,683)     (11,740,965)      (254,804)      (4,543,455)
---------------------------------------------------------------------------------------------------------------------------
                                                                (1,543,454)  $  (31,793,255)       383,722   $    7,730,857
===========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS A
                                                                  ---------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                                  ---------------------------------------------------
                                                                  1999(a)    1998(a)    1997(a)    1996(a)    1995(a)
                                                                  -------    -------    -------    -------    -------
Net asset value, beginning of period                              $ 17.05    $ 17.22    $ 14.20    $11.92     $11.62
------------------------------------------------------------      -------    -------    -------    ------     ------
Income from investment operations:
  Net investment income (loss)                                      (0.02)      0.07       0.04      0.05(b)    0.17(c)
------------------------------------------------------------      -------    -------    -------    ------     ------
  Net realized and unrealized gain on investments                    6.25       0.37       3.97      2.36       0.13
------------------------------------------------------------      -------    -------    -------    ------     ------
    Net increase from investment operations                          6.23       0.44       4.01      2.41       0.30
------------------------------------------------------------      -------    -------    -------    ------     ------
Distributions to shareholders:
  From net investment income                                        (0.02)     (0.01)        --     (0.12)        --
------------------------------------------------------------      -------    -------    -------    ------     ------
  From net realized gain on investments                             (0.03)     (0.60)     (0.99)    (0.01)        --
------------------------------------------------------------      -------    -------    -------    ------     ------
    Total distributions                                             (0.05)     (0.61)     (0.99)    (0.13)        --
------------------------------------------------------------      -------    -------    -------    ------     ------
Net asset value, end of period                                    $ 23.23    $ 17.05    $ 17.22    $14.20     $11.92
============================================================      =======    =======    =======    ======     ======
Total return(d)                                                     36.62%      2.53%     29.91%    20.21%      2.58%
============================================================      =======    =======    =======    ======     ======
Ratios and supplemental data:
Net assets, end of period (in 000s)                               $30,987    $28,433    $29,639    $7,302     $5,687
============================================================      =======    =======    =======    ======     ======
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                  (0.08)%(e)  0.37%      0.23%     0.41%      1.46%
------------------------------------------------------------      -------    -------    -------    ------     ------
  Without fee waivers                                               (0.21)%(e)  0.35%      0.16%    (0.66)%    (5.34)%
============================================================      =======    =======    =======    ======     ======
Ratio of expenses to average net assets:
  With fee waivers                                                   1.99%(e)   1.97%      2.29%     2.32%      2.34%
------------------------------------------------------------      -------    -------    -------    ------     ------
  Without fee waivers                                                2.12%(e)   1.99%      2.36%     3.39%      9.14%
============================================================      =======    =======    =======    ======     ======
Portfolio turnover rate                                               107%       111%        91%      103%       170%
============================================================      =======    =======    =======    ======     ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d)  Total return does not include sales charge.
(e)  Ratios are based on average net assets of $30,233,569.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS B
                                                                 ---------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                 ---------------------------------------------------
                                                                 1999(a)     1998(a)    1997(a)    1996(a)   1995(a)
                                                                 -------     -------    -------    -------   -------
Net asset value, beginning of period                             $ 16.71      $16.97     $14.06     $11.83     $11.60
------------------------------------------------------------     -------      ------     ------     ------     ------
Income from investment operations:
  Net investment income (loss)                                     (0.12)      (0.02)     (0.04)     (0.01)(b)   0.11(c)
------------------------------------------------------------     -------      ------     ------     ------     ------
  Net realized and unrealized gain on investments                   6.11        0.37       3.94       2.34       0.12
------------------------------------------------------------     -------      ------     ------     ------     ------
    Net increase from investment operations                         5.99        0.35       3.90       2.33       0.23
------------------------------------------------------------     -------      ------     ------     ------     ------
Distributions to shareholders:
  From net investment income                                          --       (0.01)        --      (0.09)        --
------------------------------------------------------------     -------      ------     ------     ------     ------
  From net realized gain on investments                            (0.03)      (0.60)     (0.99)     (0.01)        --
------------------------------------------------------------     -------      ------     ------     ------     ------
    Total distributions                                            (0.03)      (0.61)     (0.99)     (0.10)        --
------------------------------------------------------------     -------      ------     ------     ------     ------
Net asset value, end of period                                   $ 22.67      $16.71     $16.97     $14.06     $11.83
============================================================     =======      ======     ======     ======     ======
Total return(d)                                                    35.91%       2.08%     29.13%     19.81%      1.98%
============================================================     =======      ======     ======     ======     ======
Ratios and supplemental data:
Net assets, end of period (in 000s)                              $49,619     $48,785    $47,585     $9,886     $4,548
============================================================     =======      ======     ======     ======     ======
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                 (0.58)%(e)  (0.13)%    (0.27)%    (0.09)%     0.96%
------------------------------------------------------------     -------      ------     ------     ------     ------
  Without fee waivers                                              (0.71)%(e)  (0.15)%    (0.34)%    (1.16)%    (5.84)%
============================================================     =======      ======     ======     ======     ======
Ratio of expenses to average net assets:
  With fee waivers                                                  2.49%(e)    2.47%      2.79%      2.82%      2.84%
------------------------------------------------------------     -------      ------     ------     ------     ------
  Without fee waivers                                               2.62%(e)    2.49%      2.86%      3.89%      9.64%
============================================================     =======      ======     ======     ======     ======
Portfolio turnover rate                                              107%        111%        91%       103%       170%
============================================================     =======      ======     ======     ======     ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d)  Total return does not include sales charges.
(e)  Ratios are based on average net assets of $49,539,408.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                  CLASS C                                  ADVISOR CLASS
                                            -------------------    --------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                             MARCH 1, 1999 TO      ----------------------------------------     JUNE 1, 1995 TO
                                            October 31, 1999(a)    1999(a)    1998(a)    1997(a)    1996(a)   OCTOBER 31, 1995(a)
                                            -------------------    -------    -------    -------    -------   -------------------
Net asset value, beginning of period              $19.58           $17.31     $17.40     $14.26     $11.95          $11.09
----------------------------------------          ------           ------     ------     ------     ------          ------
Income from investment operations:
  Net investment income (loss)                     (0.08)            0.08       0.17       0.12       0.12(b)         0.09(c)
----------------------------------------          ------           ------     ------     ------     ------          ------
  Net realized and unrealized gain on
    investments                                     3.17             6.34       0.35       4.01       2.36            0.77
----------------------------------------          ------           ------     ------     ------     ------          ------
    Net increase from investment
      operations                                    3.09             6.42       0.52       4.13       2.48            0.86
----------------------------------------          ------           ------     ------     ------     ------          ------
Distributions to shareholders:
  From net investment income                          --            (0.12)     (0.01)        --      (0.16)             --
----------------------------------------          ------           ------     ------     ------     ------          ------
  From net realized gain on investments               --            (0.03)     (0.60)     (0.99)     (0.01)             --
----------------------------------------          ------           ------     ------     ------     ------          ------
    Total distributions                               --            (0.15)     (0.61)     (0.99)     (0.17)             --
----------------------------------------          ------           ------     ------     ------     ------          ------
Net asset value, end of period                    $22.67           $23.58     $17.31     $17.40     $14.26          $11.95
========================================          ======           ======     ======     ======     ======          ======
Total return(d)                                    15.78%           37.37%      3.03%     30.52%     20.87%           7.75%
========================================          ======           ======     ======     ======     ======          ======
Ratios and supplemental data:
Net assets, end of period (in 000s)               $  605           $  702     $9,276     $3,738     $   72          $   31
========================================          ======           ======     ======     ======     ======          ======
Ratio of net investment income (loss) to
  average net assets:
  With fee waivers                                 (0.58)%(e)        0.43%(f)   0.87%      0.73%      0.91%           1.96%(g)
----------------------------------------          ------           ------     ------     ------     ------          ------
  Without fee waivers                              (0.71)%(e)        0.30%(f)   0.85%      0.66%     (0.16)%          4.84%(g)
========================================          ======           ======     ======     ======     ======          ======
Ratio of expenses to average net assets:
  With fee waivers                                  2.49%(e)         1.48(f)    1.47%      1.79%      1.82%           1.84%(g)
----------------------------------------          ------           ------     ------     ------     ------          ------
  Without fee waivers                               2.62%(e)         1.61(f)    1.49%      1.86%      2.89%           8.64%(g)
========================================          ======           ======     ======     ======     ======          ======
Portfolio turnover rate                              107%             107%       111%        91%       103%            170%
========================================          ======           ======     ======     ======     ======          ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.30.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e)  Ratios are annualized and based on average net assets of $251,286.
(f)  Ratios are based on average net assets of $7,564,046.
(g)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Financial Services Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund - Consolidated at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                            OFFICERS                             OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                     11 Greenway Plaza
President, Plantagenet Capital               Chairman and President               Suite 100
Management, LLC (an investment                                                    Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer         INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                      A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary         11 Greenway Plaza
Partner, law firm of                                                              Suite 100
Baker & McKenzie                             Melville B. Cox                      Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                  TRANSFER AGENT
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                       A I M Fund Services, Inc.
                                                                                  P.O. Box 4739
Ruth H. Quigley                              Carol F. Relihan                     Houston, TX 77210-4739
Private Investor                             Vice President
                                                                                  CUSTODIAN
                                             Mary J. Benson
                                             Assistant Vice President and         State Street Bank and Trust Company
                                             Assistant Treasurer                  225 Franklin Street
                                                                                  Boston, MA 02110
                                             Sheri Morris
                                             Assistant Vice President and         COUNSEL TO THE FUND
                                             Assistant Treasurer
                                                                                  Kirkpatrick & Lockhart LLP
                                             Nancy L. Martin                      1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                  Washington, D.C. 20036-1800

                                             Ofelia M. Mayo                       COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                  Paul, Hastings, Janofsky & Walker LLP
                                             Kathleen J. Pflueger                 Twenty Third Floor
                                             Assistant Secretary                  555 South Flower Street
                                                                                  Los Angeles, CA 90071

                                                                                  DISTRIBUTOR

                                                                                  A I M Distributors, Inc.
                                                                                  11 Greenway Plaza
                                                                                  Suite 100
                                                                                  Houston, TX 77046

                                                                                  AUDITORS

                                                                                  PricewaterhouseCoopers LLP
                                                                                  160 Federal St.
                                                                                  Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

AIM Global Financial Services Fund paid ordinary dividends in the amount of $0.0492, $0.0317, and $0.1544 per share to Class A, Class B and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 99.02% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                                     A I M Management Group Inc.
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                                  has provided leadership in the
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                               mutual fund industry since
AIM Capital Development Fund                                                                        1976 and managed approximately
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                             $120 billion in assets for
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund                   more than 6.4 million
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                                  shareholders, including
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                            individual investors,
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(4)                            corporate clients and
AIM Mid Cap Opportunities Fund               AIM European Development Fund                          financial institutions, as of
AIM Select Growth Fund                       AIM International Equity Fund                          September 30, 1999.
AIM Small Cap Growth Fund(2)                 AIM Japan Growth Fund                                      The AIM Family of Funds
AIM Small Cap Opportunities Fund(3)          AIM Latin American Growth Fund                         --Registered Trademark-- is
AIM Value Fund                               AIM New Pacific Growth Fund                            distributed nationwide, and
AIM Weingarten Fund                                                                                 AIM today is the 10th-largest
                                             GLOBAL GROWTH FUNDS                                    mutual fund complex in the
GROWTH & INCOME FUNDS                        AIM Global Aggressive Growth Fund                      United States in assets under
AIM Advisor Flex Fund                        AIM Global Growth Fund                                 management, according to
AIM Advisor Large Cap Value Fund                                                                    Strategic Insight, an
AIM Advisor Real Estate Fund                 GLOBAL GROWTH & INCOME FUNDS                           independent mutual fund
AIM Balanced Fund                            AIM Global Growth & Income Fund                        monitor.
AIM Basic Value Fund                         AIM Global Utilities Fund
AIM Charter Fund
                                             GLOBAL INCOME FUNDS
INCOME FUNDS                                 AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                       AIM Global Government Income Fund
AIM High Yield Fund                          AIM Global Income Fund
AIM High Yield Fund II                       AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund             THEME FUNDS
AIM Limited Maturity Treasury Fund           AIM Global Consumer Products and Services Fund
                                             AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Health Care Fund
AIM High Income Municipal Fund               AIM Global Infrastructure Fund
AIM Municipal Bond Fund                      AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund               AIM Global Trends Fund(6)

(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

 AIM Distributors, Inc.                                                 GFS-AR-1